EXHIBIT 99.2
EXXON MOBIL CORPORATION

2Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	2Q07	1Q07	4Q06	3Q06	2Q06
Upstream
United States	1,222	1,177	1,052	1,192	1,644
Non-U.S.	4,731	4,864	5,168	5,301	5,490
Total	5,953	6,041	6,220	6,493	7,134
Downstream
United States	1,745	839	945	1,272	1,354
Non-U.S.	1,648	1,073	1,015	1,466	1,131
Total	3,393	1,912	1,960	2,738	2,485
Chemical
United States	204	346	384	458	189
Non-U.S.	809	890	858	893	651
Total	1,013	1,236	1,242	1,351	840

Corporate and financing	(99)	91	828	(92)	(99)
Net income (U.S. GAAP)	10,260	9,280	10,250	10,490	10,360
Net income per common share (U.S. GAAP)	1.85	1.64	1.77	1.79	1.74
Net income per common share
- assuming dilution (U.S. GAAP)	1.83	1.62	1.76	1.77	1.72

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	410	0	0
Corporate total	0	0	410	0	0

Earnings Excluding Special Items $M
Upstream
United States	1,222	1,177	1,052	1,192	1,644
Non-U.S.	4,731	4,864	5,168	5,301	5,490
Total	5,953	6,041	6,220	6,493	7,134
Downstream
United States	1,745	839	945	1,272	1,354
Non-U.S.	1,648	1,073	1,015	1,466	1,131
Total	3,393	1,912	1,960	2,738	2,485
Chemical
United States	204	346	384	458	189
Non-U.S.	809	890	858	893	651
Total	1,013	1,236	1,242	1,351	840

Corporate and financing	(99)	91	418	(92)	(99)
Corporate total	10,260	9,280	9,840	10,490	10,360
EPS excluding Special Items - assuming dilution	1.83	1.62	1.69	1.77	1.72
EXXON MOBIL CORPORATION

2Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	2Q07	1Q07	4Q06	3Q06	2Q06
natural gas liquids, kbd
United States	393	416	404	378	435
Canada	312	297	316	303	300
Europe	490	524	516	490	511
Africa	734	782	772	801	808
Asia Pacific/Middle East	529	508	487	507	481
Russia/Caspian	182	186	144	125	125
Other	28	33	39	43	42
Total liquids production	2,668	2,746	2,678	2,647	2,702

Natural gas production available for sale, mcfd
United States	1,517	1,514	1,588	1,567	1,656
Canada	794	774	818	864	841
Europe	3,032	4,609	4,108	2,833	3,466
Asia Pacific/Middle East	3,173	2,998	2,601	2,703	2,616
Russia/Caspian	97	116	110	91	85
Other	98	103	76	81	90
Total natural gas production available for sale	8,711	10,114	9,301	8,139	8,754

Total worldwide liquids and gas production, koebd	4,120	4,432	4,228	4,004	4,161

Refinery throughput, kbd
United States	1,592	1,798	1,837	1,766	1,720
Canada	410	441	456	461	366
Europe	1,621	1,641	1,616	1,721	1,707
Asia Pacific	1,337	1,504	1,474	1,484	1,312
Other Non-U.S.	319	321	315	324	302
Total refinery throughput	5,279	5,705	5,698	5,756	5,407

Petroleum product sales, kbd (1)
United States	2,651	2,774	2,851	2,725	2,689
Canada	451	449	483	475	451
Europe	1,769	1,812	1,779	1,825	1,852
Asia Pacific	1,345	1,428	1,530	1,482	1,303
Other Non-U.S.	758	735	804	795	765
Total petroleum product sales	6,974	7,198	7,447	7,302	7,060

Gasolines, naphthas	2,876	2,858	2,952	2,898	2,875
Heating oils, kerosene, diesel	1,995	2,220	2,303	2,160	2,055
Aviation fuels	622	633	652	687	632
Heavy fuels	660	701	677	703	665
Specialty products	821	786	863	854	833
Total petroleum product sales	6,974	7,198	7,447	7,302	7,060

Chemical prime product sales, kt
United States	2,701	2,731	2,775	2,680	2,628
Non-U.S.	4,196	4,074	4,052	4,072	4,227
Total chemical prime product sales	6,897	6,805	6,827	6,752	6,855

(1) Petroleum product sales data is reported net of purchases/sales contracts with the same counterparty.

EXXON MOBIL CORPORATION

2Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	2Q07	1Q07	4Q06	3Q06	2Q06
United States
ExxonMobil
Crude ($/b)	60.09	50.59	51.26	62.07	63.46
Natural Gas ($/kcf)	6.94	6.85	6.22	6.71	6.40

Benchmarks
WTI ($/b)	64.89	57.99	59.95	70.38	70.36
ANS-WC ($/b)	65.76	55.69	55.51	68.95	68.74
Henry Hub ($/mbtu)	7.55	6.77	6.56	6.58	6.80

Non-U.S.
ExxonMobil
Crude ($/b)	65.95	55.32	56.36	65.64	65.15
Natural Gas ($/kcf)	6.00	6.69	7.28	6.51	6.70
European NG ($/kcf)	6.67	7.86	8.57	7.74	7.73

Benchmarks
Brent ($/b)	68.76	57.75	59.74	69.49	69.62

Capital and Exploration Expenditures, $M
Upstream
United States	497	466	713	606	619
Non-U.S.	3,369	3,003	3,357	3,536	3,313
Total	3,866	3,469	4,070	4,142	3,932
Downstream
United States	317	212	197	215	250
Non-U.S.	557	319	551	443	492
Total	874	531	748	658	742
Chemical
United States	62	84	78	75	64
Non-U.S.	214	135	153	120	122
Total	276	219	231	195	186
Other	23	3	20	66	41

Total Capital and Exploration Expenditures	5,039	4,222	5,069	5,061	4,901

Exploration Expense Charged to Income, $M
Consolidated - United States	37	89	59	85	36
- Non-U.S.	308	179	314	263	134
Non-consolidated - ExxonMobil share - United States	1	1	2	0	0
- Non-U.S.	1	2	4	2	0
Total Exploration Expense Charged to Income	347	271	379	350	170

Effective Income Tax Rate, %	44%	44%	37%	44%	44%

Common Shares Outstanding (millions)
At quarter end	5,546	5,633	5,729	5,832	5,945
Average - assuming dilution	5,620	5,714	5,816	5,922	6,030

Total Cash and Cash Equivalent ($G)	33.6	34.6	32.8	37.3	36.7
Including restricted cash $4.6G

Total Debt ($G)	8.8	8.8	8.3	8.6	8.4

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	11.3	14.3	8.8	14.6	11.3
Sales of subsidiaries, investments and PP&E	1.2	0.5	0.8	0.8	1.1
Cash flows from operations and asset sales	12.5	14.8	9.6	15.4	12.4

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the second quarter of 2007. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION 2Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings

Upstream 2Q07 vs. 2Q06
$M
7,134
(250)
130
(1,060)
5,953
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2Q06
Realization
Vol/Mix
Other
2Q07

Upstream 2Q07 vs. 1Q07
$M
6,041
950
(420)
(620)
5,953
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1Q07
Realization
Vol/Mix
Other
2Q07

$M	2Q06	2Q07	2Q07 vs. 2Q06
U.S.	1,644	1,222	-422
Non-U.S.	5,490	4,731	-759
Total	7,134	5,953	-1,181

$M	1Q07	2Q07	2Q07 vs. 1Q07
U.S.	1,177	1,222	+45
Non-U.S.	4,864	4,731	-133
Total	6,041	5,953	-88

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 2Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings

Downstream 2Q07 vs. 2Q06
$M
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2,485
430
190
290
3,393
2Q06
Margin
Vol/Mix
Other
2Q07

Downstream 2Q07 vs. 1Q07
$M
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1,912
1,260
110
110
3,393
1Q07
Margin
Vol/Mix
Other
2Q07

$M	2Q06	2Q07	2Q07 vs. 2Q06
U.S.	1,354	1,745	+391
Non-U.S.	1,131	1,648	+517
Total	2,485	3,393	+908

$M	1Q07	2Q07	2Q07 vs. 1Q07
U.S.	839	1,745	+906
Non-U.S.	1,073	1,648	+575
Total	1,912	3,393	+1,481

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 2Q07 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings

Chemical 2Q07 vs. 2Q06
$M
1,500
1,000
500
0
840
215
(10)
(30)
1,013
2Q06
Margin
Vol/Mix
Other
2Q07

Chemical 2Q07 vs. 1Q07
$M
1,500
1,000
500
0
1,236
(235)
20
(10)
1,013
1Q07
Margin
Vol/Mix
Other
2Q07

$M	2Q06	2Q07	2Q07 vs. 2Q06
U.S.	189	204	+15
Non-U.S.	651	809	+158
Total	840	1,013	+173

$M	1Q07	2Q07	2Q07 vs. 1Q07
U.S.	346	204	-142
Non-U.S.	890	809	-81
Total	1,236	1,013	-223

Note: Earnings exclude special items

ExxonMobil